2014 Annual Shareholder Meeting May 29, 2014 Exhibit 99.1

2
Forward Looking Statements
This presentation includes certain estimates and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, potential acquisition opportunities, and other statements of expectation. Words such as ”forecasts”, “expects,” “anticipates,” “intends,” “plans,” “believes,”
“assumes,” “seeks,” “estimates,” “should,” and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, forward-looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward-looking statements include the factors described in the “Risk Factors” section of our most recent 10-K filing with the SEC.  The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise.
This presentation includes certain non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies.

3
Who Are We?
• Diversified manufacturer of welded steel pipe for
the water infrastructure and energy markets
– Specializing in large diameter, high pressure, engineered steel water pipe systems for transporting raw water to treatment plants and for treatment plant infrastructure
– Also focused on API tubular products for oil and gas
transmission

Vancouver, WA
Portland, OR
Salt Lake City, UT
Denver, CO
Atchison, KS
Parkersburg, WV
St. Louis, MO
Adelanto, CA
Saginaw, TX
Monterrey, NL, Mexico
Water Transmission
Tubular Products
Water Transmission (Fab Products)
Corporate

Northwest Pipe Company

page

4 Northwest Pipe Company Locations 4

5
Northwest Pipe Strategic Vision
Northwest Pipe Company serves the water and
energy infrastructure markets. We seek to leverage
our customer relationships and distribution channels
along with our expertise in manufacturing and
engineering to provide an expanded portfolio of
products to the water and energy markets. We will
grow through the continued development of our
existing capabilities as well as through the
acquisition of complementary businesses.

6
Overview of current events
• Acquired Permalok Corporation
– fabricator of steel piping utilizing an interlocking pipe joining system
• Disposed of substantially all of our oil country
tubular goods business
– Bossier City and Houston locations

Income
Statement
Summary
($ in millions) FY 2013 FY 2013* Q1 2014*
Net Sales
Water Transmission $          226.4
$           226.4
$             43.0
Tubular Products 249.2 133.0 39.6
Net Sales 475.6 359.4 82.6
Gross Profit
Water Transmission 47.0 47.0 1.7
Tubular Products 5.5 12.8 2.6
Gross Profit 52.5 59.8 4.3
SG&A 24.2 22.0 5.4
Impairment of Fixed Assets 27.5 - -
Operating Income/(Loss) 0.8 37.8 (1.1)
Other Expense 0.3 0.3 0.1
Interest Income (0.5) (0.4) (0.1)
Interest Expense 4.0 3.2 0.8
Income/(Loss) Before Taxes (3.0) 34.7 (1.9)
Provision/(Benefit) for Income Taxes (2.1) 11.9 (0.7)
Net Income/(Loss) (0.9) 22.8 (1.2)
Diluted Earnings (Loss) per Share
$          (0.10)
$             2.39
$          (0.13)
* Excludes impacts from OCTG business, which was sold in March 2014
7
226.4 226.4 43.0
(0.13) (0.10)
2.39

Balance
Sheet
Summary
($ in millions) 12/31/2013 03/31/2014
Cash $ $
Trade and Receivables, net 72.5 57.5
Costs and Estimated Earnings in Excess of Billings 50.5 44.3
Inventories 110.4 63.0
Other Current Assets 9.6 17.8
Total Current Assets 243.6 182.6
Property and Equipment, Net 143.1 133.3
Goodwill 25.7 21.3
Other Assets 21.1 25.4
Total Assets $            433.5 $            362.6
Current Debt $                 $
Accounts Payable 21.7 20.9
Accrued Liabilities 15.2 12.2
Billings in Excess of Cost and Estimated Earnings 3.4 18.2
Total Current Liabilities 48.2 55.8
Note Payable 87.9 25.2
Long Term Debt and Capital Leases 6.3 1.4
Other Long Term Liabilities 29.2 29.1
Total Liabilities 171.6 111.5
Total Stockholders’ Equity 261.9 251.1
Total Liabilities and Stockholders’ Equity $           433.5 $           362.6
8
0.6 0.0
4.5
7.9

9
Water Transmission Strengths
• Well Positioned Industry Leader
– Largest, most flexible capacity in the market
– Increased product offering with the acquisition of Permalok
– Low freight costs
– Strong relationships with agencies, engineers and contractors
– Improving operational efficiency

10
Tubular Products Strengths
• Increasing sales in Line Pipe Market
– Expanded  product capabilities
– Increased market potential
• Improving operational efficiency
– Uptime, a key management indicator, has improved

11
Northwest Pipe Current Points of Focus
• Focus on cost reduction in Water Transmission
• Focus on reduced conversion costs at our
Atchison facility
• Goal of doubling EBITDA from 2012 to 2016
Assumes normalized water and line pipe markets
Assumes small- to medium-sized acquisition driven growth
• What’s next?

12
Vision for the Future
• Grow through acquisition and diversification
• Capitalize on our strengths to fuel our future
growth
People – experienced team in place
Process – focus on lean manufacturing
Equipment – optimize recent capital investments

US Water & Waste Water Market

Total Market:
$34.9 B
Equipment:
$19 B
Pipe: $6.9 B
Steel Pipe:
10%  of new
water pipes
Source:  American Water Intelligence “Water Market USA 2011” and management estimates

2014 Annual Shareholder Meeting May 29, 2014